                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        INTELLIGENT SYSTEMS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           [INTELLIGENT SYSTEMS LOGO]


                              4355 SHACKLEFORD ROAD
                             NORCROSS, GEORGIA 30093
                                  770/381-2900



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         YOU ARE INVITED TO the Annual Meeting of Shareholders of Intelligent Systems Corporation on Friday, June 11, 1999 at 4:00 p.m., local time, at our offices at 4355 Shackleford Road, Norcross, Georgia. At the Annual Meeting, Shareholders will consider and vote on:

         1. The election of two directors to the Board of Directors to serve until the 2002 Annual Meeting.

         2. Other matters that may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business Friday, April 9, 1999 will receive this notice and be entitled to vote at the meeting or any adjournment thereof.

      A Proxy Statement and a proxy solicited by the Board of Directors are enclosed with this mailing. To ensure a quorum for the meeting, please sign, date and return the proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may revoke your proxy and vote in person. Our 1998 Annual Report to Shareholders is enclosed.

                                            By order of the Board of Directors,

                                            /s/ BONNIE L. HERRON

                                            BONNIE L. HERRON
                                            Secretary

April 30, 1999


      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED.

                           [INTELLIGENT SYSTEMS LOGO]



                              4355 SHACKLEFORD ROAD
                             NORCROSS, GEORGIA 30093

                                 PROXY STATEMENT

         FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 11, 1999

      We are sending this Proxy Statement to the shareholders of Intelligent Systems Corporation in connection with the solicitation of proxies by the Board of Directors to be voted at the 1999 Annual Meeting of Shareholders of Intelligent Systems Corporation and any adjournment thereof. The Annual Meeting will be held on June 11, 1999 at our corporate offices located at 4355 Shackleford Road, Norcross, Georgia, at 4:00 p.m., local time. We expect to mail this Proxy Statement and the accompanying proxy to shareholders on or about April 30, 1999.


                                     VOTING

GENERAL

      The securities that can be voted at the Annual Meeting consist of common stock of Intelligent Systems Corporation, $.01 par value per share. Each share entitles its owner to one vote on each matter submitted to the shareholders. The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on Friday, April 9, 1999. On that date, we had outstanding and entitled to vote 5,104,467 shares of common stock, with each share entitled to one vote.

QUORUM

      A majority of the outstanding shares of our common stock must be present, in person or by proxy, to constitute a quorum at the Annual Meeting. We will treat shares that are withheld or abstain from voting as present at the Annual Meeting for purposes of determining a quorum.

PROXIES

      At the Annual Meeting, the persons named as proxies will vote all properly executed proxy cards delivered in connection with this solicitation and not revoked in accordance with the directions given. Shareholders should specify their choices with regard to the proposal to be voted upon on the accompanying proxy card. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTER TO BE VOTED UPON, THEN THE SHARES REPRESENTED BY A SIGNED PROXY CARD WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

      You may revoke your proxy card delivered in connection with this solicitation at any time by:

     - giving written notice to the Secretary of the company at 4355 Shackleford Road, Norcross, Georgia 30093, or
     - executing and delivering to the Secretary a later dated proxy, or
     - voting in person at the Annual Meeting.

      You cannot revoke your proxy as to any matter upon which, prior to such revocation, a vote has been cast in accordance with the authority conferred by such proxy.

      We will pay all expenses incurred in connection with the solicitation of proxies. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of stock held in their names.

We may solicit proxies by mail, telephone and personal contact by directors, officers and employees of the company without additional compensation.

PRINCIPAL SHAREHOLDERS, DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

      The following table contains information concerning the only persons who are known to us to be beneficial owners of more than 5 percent of our common stock as of February 26, 1999, and the ownership of our common stock as of that date by each director, each executive officer named in the Summary Compensation Table and by all directors and officers as a group.

                                                                                          SHARES          PERCENT
                                                                                       BENEFICIALLY          OF
BENEFICIAL OWNER                               ADDRESS                                    OWNED            CLASS(a)
---------------------------------------------- ----------------------------------- ----------------- ---------------
J. Leland Strange                              4355 Shackleford Road                     1,304,972(b)         24.5%
   Chairman of the Board, President, CEO       Norcross, GA  30093

Wallace R. Weitz & Company(c)                  1125 South 103rd St., Suite 600             559,200            11.0%
                                               Omaha, NE  68124
Donald A. McMahon                                                                            1,500                *
   Director

James V. Napier                                                                             11,100                *
   Director

John B. Peatman                                                                              1,280                *
   Director

Parker H. Petit                                                                             14,200                *
   Director

Francis A. Marks                                                                           205,000(d)          3.9%
   Vice President

Bonnie L. Herron                                                                           174,557(e)          3.3%
   Vice President & Corporate Secretary

All Directors and Executive Officers                                                     1,869,609(f)         32.4%
  as a Group (9 persons)


(a) Except as otherwise noted, percentage is determined on the basis of 5,104,467 shares of common stock issued and outstanding plus securities deemed outstanding pursuant to Rule 13 d - 3 (d) (1) of the Securities Exchange Act of 1934, as amended. An asterisk indicates beneficial ownership of less than 1 percent.

(b) Includes (i) 130,104 shares owned by Jane H. Strange, Mr. Strange's wife and (ii) 230,000 shares reserved for issuance to Mr. Strange pursuant to stock options that were exercisable at February 26, 1999 or within sixty days of such date. Although Mr. Strange may be deemed to be the beneficial owner of the shares owned by his wife, he disclaims any beneficial interest in the shares.

(c) In a Schedule 13G filed February 10, 1999, Wallace R. Weitz and Company, an Investment Advisor registered under Section 203 of the Investment Advisers Act of 1940, reported beneficial ownership of 559,200 shares of common stock, all of which the firm has the sole power to vote and to dispose of.

(d) Includes 170,000 shares reserved for issuance to Mr. Marks pursuant to stock options that were exercisable at February 26, 1999 or within sixty days of such date.

(e) Includes 170,000 shares reserved for issuance to Ms. Herron pursuant to stock options that were exercisable at February 26, 1999 or within sixty days of such date.

(f) Includes 660,000 shares reserved for issuance to executive officers pursuant to stock options that were exercisable at February 26, 1999 or within sixty days of such date.

ADDITIONAL INFORMATION

      Any record or beneficial owner of our common stock as of April 9, 1999 may request a copy of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1998, including financial statements and schedules. Any request for the Form 10-K should be in writing addressed to: Bonnie L. Herron, Vice President and Secretary, Intelligent Systems Corporation, 4355 Shackleford Road, Norcross, Georgia 30093. If the person requesting the Form 10-K is not a shareholder of record on April 9, 1999, the person must state that he or she is a beneficial owner of common stock of the company on that date. We will provide copies of any exhibits to the Form 10-K upon request and upon the payment of our expenses in furnishing such exhibits.


                 PROPOSAL NO. 1 -- THE ELECTION OF TWO DIRECTORS

NOMINEES

      At the Annual Meeting of Shareholders, shareholders will elect two directors to the Board of Directors to serve a three-year term until the 2002 Annual Meeting of Shareholders. The other directors' terms expire at the Annual Meeting of Shareholders listed below for each category of directors or until their earlier death, resignation or removal from office. Directors are elected by a plurality of the shares present and voting at the meeting. A "plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Therefore, shares that are withheld or abstain from voting will have no effect on the outcome of the vote. Unless contrary instructions are given, the persons named as proxies will vote the shares represented by a signed proxy card "FOR" the nominees.

      If a nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for another person designated by the Board of Directors as substitute nominee, but in no event will the proxy be voted for more than two nominees. The Board of Directors has no reason to believe that the nominees will not serve if elected.

      The Board of Directors has nominated the persons named below to serve as directors of the company. The nominees are currently directors of the company. Each nominee gave us the following information concerning his current age, other directorships, positions with the company, principal employment and shares of our common stock beneficially owned as of February 26, 1999.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE TWO NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

                                                                                           SHARES OF COMMON STOCK
                                                                                             BENEFICIALLY OWNED
            NAME                AGE            POSITION / PRINCIPAL OCCUPATION               (PERCENT OF CLASS)
------------------------------ ------- ------------------------------------------------- ----------------------------
NOMINEES FOR ELECTION TO SERVE UNTIL THE 2002 ANNUAL MEETING
   Donald A. McMahon(1,2)        68    Director, Retired                                        1,500        *
   Parker H. Petit(1)            59    Chairman of the Board of Matria Healthcare, Inc.        14,200        *

INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2000 ANNUAL MEETING
   James V. Napier(1,2)          62    Director, Chairman of the Board of                      11,100        *
                                       Scientific-Atlanta, Inc.
   J. Leland Strange             57    Director, Chairman of the Board, President,          1,304,972     24.5%
                                       Chief Executive Officer

INCUMBENT DIRECTOR ELECTED TO SERVE UNTIL THE 2001 ANNUAL MEETING
   John B. Peatman(2)            64    Director, Professor of Electrical Engineering            1,280        *
                                       at Georgia Institute of Technology

*  Less than one percent.
(1) Audit committee
(2) Compensation committee

         Mr. McMahon has served as a director since 1981. He retired in 1984 from the position of President and Chief Executive Officer of Royal Crown Companies and serves as a director of Norrell Corporation and Richton International.

         Mr. Napier has served as a director since 1982. Mr. Napier is Chairman of the Board and a director of Scientific-Atlanta, Inc., a firm involved in cable television electronics and satellite-based communication networks. He also serves as a director of H.B.O. & Company, Vulcan Materials Company, Engelhard Corporation, Personnel Group of America, Inc. and Westinghouse Air Brake Company.

         Dr. Peatman has served as a director since 1979 and has been a Professor of Electrical Engineering at the Georgia Institute of Technology since 1964.

         Mr. Petit has served as a director since 1996. Mr. Petit has served as Chairman of the Board of Matria Healthcare, Inc., an obstetrical home care and maternity management services company since March 1996. Mr. Petit was founder and Chairman of the Board of Healthdyne, Inc., Matria's predecessor, from 1970 to March 1996. He also serves as a director of Healthdyne Information Enterprises, Inc., Atlantic Southeast Airlines, Inc., Logility, Inc. and Norrell Corporation.

         Mr. Strange has served as President since 1983, Chief Executive Officer and Chairman of the Board of Directors since 1985, and Chief Financial Officer from November 15, 1991 to October 1995.

         There are no family relationships among any of the company's directors and executive officers.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met four times during the year ended December 31, 1998. The Audit Committee of the Board of Directors, which met once during the last fiscal year, consists of Messrs. McMahon, Napier and Petit. The Audit Committee recommends the appointment of our company's independent auditors and meets with the auditors to review their report on the financial operations of the company. The Board has a Compensation Committee consisting of Messrs. McMahon, Napier and Peatman which met once during the last year. The Compensation Committee reviews and makes recommendations concerning the appropriate compensation level for the officers of the company and any changes in the company's various benefit plans. The Plan Committee, which did not meet in 1998, is responsible for administering the 1991 Stock Option Plan. The Plan Committee has the same members as the Compensation Committee. All directors attended all of the meetings of the Committees of the Board on which they serve and at least 75 percent of the meetings of the Board of Directors.

EXECUTIVE OFFICERS

         The following information is provided about our non-director executive officers as of February 26, 1999.

NAME                            AGE     POSITION / PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Henry H. Birdsong                40     Chief Financial Officer

J. William Goodhew, III          61     Vice President

Bonnie L. Herron                 51     Vice President and Corporate Secretary

Francis A. Marks                 65     Vice President

         Mr. Birdsong joined the company in 1988 as Controller and Tax Manager, following six years of experience in various positions in public accounting. He was appointed Chief Financial Officer in October 1995.

         Mr. Goodhew joined the company in January 1997 as Vice President. He was president of Peachtree Software, Inc. from 1985 through 1996.

         Mr. Marks joined the company in May 1982 as Vice President of Product Line Programs after 26 years with IBM Corporation in a variety of managerial and executive positions. He was appointed Vice President in 1983 and also serves as President of our ChemFree subsidiary.

         Ms. Herron joined the company in 1982 as Director of Planning at one or our subsidiaries and subsequently at the corporate level. She was elected Corporate Secretary in 1987 and Vice President in 1990.

         The Board of Directors elects the executive officers annually following the annual meeting of the shareholders to serve for a term of one year or until they are removed, replaced or resign.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE                                                 LONG TERM COMPENSATION
                                                                         ---------------------------
                                               ANNUAL COMPENSATION                 AWARDS
------------------------------ ----------- ----------------------------- --------------------------- -----------------
             (a)                  (b)           (c)            (d)                  (g)                    (i)
                                                                                                        All Other
Name and Principal Position       Year         Salary         Bonus             Option/SARs           Compensation *
                                                 $              $                    #                      $
------------------------------ ----------- --------------- ------------- --------------------------- -----------------
J. Leland Strange                 1998         218,932            --                   --                  2,344
  President & CEO                 1997         206,359            --                   --                  2,375
                                  1996         191,065            --              130,000                  2,375

Francis A. Marks                  1998         126,437        47,832                   --                  2,320
  Vice President                  1997         122,273            --                   --                  1,834
                                  1996         122,985            --               80,000                  1,870

Bonnie L. Herron                  1998          96,028         4,783                   --                  1,484
  Vice President & Secretary      1997          85,039            --                   --                  1,275
                                  1996          81,596            --               80,000                  1,223

* Includes contributions to the respective accounts of the executive officers pursuant to the terms of our Tax-Deferred Savings and Protection Plan (the "401(k) Plan"). Such amounts are fully vested.

OPTION EXERCISES AND YEAR-END VALUES TABLE

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
           (a)                    (b)                (c)                    (d)                       (e)

                                                                   Number of Unexercised      Value of Unexercised
                                                                         Options at         In-the-Money Options at
                                                                           FY-End                   FY-End*
                            Shares Acquired         Value               Exercisable/              Exercisable/
Name                          on Exercise          Realized            Unexercisable             Unexercisable

                                   #                  $                      #                         $
--------------------------------------------------------------------------------------------------------------------
J. Leland Strange                - 0 -              - 0 -               230,000 / 0                81,250 / 0

Francis A. Marks                 - 0 -              - 0 -               170,000 / 0                73,125 / 0

Bonnie L. Herron                 - 0 -              - 0 -               170,000 / 0                73,125 / 0

* Based on the difference between the exercise price and the closing sales price per share for the Common Stock on December 31, 1998 of $1.6875, as reported by the American Stock Exchange.

COMPENSATION OF DIRECTORS

         Non-employee directors earn $8,000 per year plus a fee of $2,000 per meeting day. Total compensation is capped at $16,000 annually. Effective January 1, 1992, the company adopted the Outside Directors' Retirement Plan which provides for each nonemployee director, upon resignation from the Board after reaching the age of 65, to receive a lump sum cash payment equal to $5,000 for each full year of service as a director of the company (and its predecessors and successors) up to $50,000.

CHANGE-IN-CONTROL ARRANGEMENTS

         Effective January 1, 1992, we adopted the Change in Control Plan for Officers so that if control of the company changes in the future, management would be free to act on behalf of the company and its shareholders without undue concern for the possible loss of future compensation. A "change in control" means either: (i) the accumulation by an unrelated person of beneficial ownership of more than 25 percent of the company's common stock, (ii) the sale of all or substantially all of the company's assets to an unrelated person, in a merger or otherwise, or (iii) a change of control within the meaning of the rules promulgated by the Securities and Exchange Commission.

         Under the Change in Control Plan, if an officer terminates after a change in control, the officer would receive a lump sum cash payment in an amount equal to twice the total of (i) such officer's base annual salary at the time of termination, (ii) the cash value of annual benefits, and (iii) such officer's bonus for the most recent year, if any. Additionally, upon a change in control, all options shall vest and the exercise period for all options becomes the longer of (i) one year after the date of termination or (ii) the exercise period specified in the officer's option agreement. The right to such benefits would lapse one year after the occurrence of the last change in control event to occur if there were no actual termination during that period. Currently, J. Leland Strange, Francis A. Marks and Bonnie L. Herron are the only officers designated by the Board to participate in the Change in Control Plan.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors reviews and approves compensation paid by the company to its executive officers. The Compensation Committee reviews compensation of the executive officers annually, with input from the Chief Executive Officer. The 1991 Stock Plan Committee is responsible for administering the 1991 Stock Incentive Plan, including selecting individuals who will receive stock option grants and determining the timing, pricing and amounts of the options granted. The Plan Committee reviewed and granted stock options to executive officers in 1991, 1995 and 1996. Both committees are comprised of three nonemployee directors of the company.

         The Securities and Exchange Commission requires that all compensation committees discuss how the companies that they serve intend to deal with the cap on the deductibility of compensation over $1 million for proxy-named executive officers. Given our current level of executive compensation, it is not now necessary to consider this issue.

         The basic goal of our compensation program for executive officers is to:

         - fairly compensate executive officers in line with their responsibilities and contribution to the company

         - reward management for achievement of financial or other measurable goals of the company and specified subsidiaries, where the contribution of the executive can be tied to operations under his control

         - align management's compensation with shareholder interests as measured by stock price appreciation

         In 1998 and 1997, the compensation of executive officers consisted of a base salary, a cash incentive, and long-term compensation consisting of stock options. In 1996, the compensation plan included a base salary and long-term compensation consisting of stock options. Because the company is not a traditional operating company with readily identifiable comparative companies, the Compensation Committee determines the base salary. The Committee intends the base salary to be in the median range for persons with similar experience and scope of responsibility. The Committee considers a number of subjective factors including the nature, scope and variety of responsibilities of each executive as well as the company's financial results and condition. The Committee considers an individual executive's performance in a variety of functions which may include line responsibility for established as well as start-up companies, corporate development activities (including acquisitions and investments), completion of significant transactions, contribution to and management of the company's minority-owned businesses and other corporate functions.

         Cash incentives, when included in the compensation plan, are earned by the named executives based on achievement of specified goals of the company as a whole or those subsidiaries or projects for which the named executive has management responsibility. In 1998, two executives earned cash incentives for achievement of a specific subsidiary transaction. In 1997, cash incentives were part of the total compensation plan but none were earned by the named executives. In 1996, a cash incentive was not part of the executives' compensation for several reasons. There were changes in responsibility during the year and a significant amount of the executives' responsibilities were with start-up subsidiaries and minority-owned companies, in which there was no direct measurable financial result which could be tied to the executive's performance.

         Our long-term incentive compensation plan is based on the 1991 Stock Incentive Plan which is designed to reward executives for increases in the market price of our stock, thus linking the interest of executives and shareholders. The Plan Committee, in its sole discretion, grants options to those individuals whose contribution is most likely to have an impact on our overall performance and price of the company's common stock. The Committee intends for the number of options granted to an individual executive to provide an adequate financial incentive over a three to five year time frame and to provide the executives with an equity interest in the company. The number of options granted to an executive officer depends upon a subjective evaluation of the individual's contribution to the company. In 1996, the Plan Committee canceled stock options that had been granted in 1995 to executive officers and re-issued the same number of options in 1996 in order to provide favorable tax treatment of the options as incentive stock options. The canceled options had an exercise price of $2.07 per share compared to $2.25 for the replacement options. The vesting schedule of most of the options granted in 1996 was tied to increases in the trading price of our common stock. Because the trading price met the vesting targets in 1997, the options became fully vested in 1997. The Committee did not award any options in 1997 or 1998.

         It is our policy to provide executives with the same benefits provided to all other employees with respect to medical, dental, life insurance and 401(k) plans.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The Compensation Committee reviews the compensation of the Chief Executive Officer annually. Mr. Strange, the largest shareholder of the company, does not have an employment agreement with the company. Since there are no directly comparable peer group companies, the Committee considers a number of subjective factors in setting Mr. Strange's compensation. Some factors considered are the nature, scope and variety of his responsibilities; his contribution to increasing the value of the company's minority-owned companies; the trading price of our common stock and the company's financial results and condition. The Compensation Committee believes Mr. Strange's compensation is appropriate in consideration of the scope of his position and the performance of the company. In late 1998, Mr. Strange voluntarily asked the Board to reduce his base salary by approximately 13 percent effective in January 1999. In 1997, the increase in Mr. Strange's total compensation was in part due to his contribution to increasing the value of one of the company's investments. Mr. Strange was awarded stock options in 1991 and 1996 under the same conditions as described above for all executive officers. In determining the number of options granted, the Plan Committee considered his base salary, the number of shares owned by Mr. Strange, and the number of options granted to other executives. The Plan Committee believes the options provide a reasonable financial incentive and directly tie increases in Mr. Strange's total compensation to increases in shareholder value.

                  COMPENSATION COMMITTEE            PLAN COMMITTEE

                      Donald A. McMahon             Donald A. McMahon
                      James V. Napier               James V. Napier
                      John B. Peatman               John B. Peatman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. McMahon, Napier and Peatman served as members of the Compensation Committee and the Plan Committee in 1998. None of these individuals is a present or former officer or employee of the company.

PERFORMANCE GRAPH

         The line graph below compares the cumulative total shareholder return on our common stock, based on the market price of the common stock, with the cumulative total return of the companies on the AMEX Market Value Index and the S&P Technology Sector Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
 AMONG INTELLIGENT SYSTEMS, THE S&P TECHNOLOGY SECTOR INDEX AND THE AMEX
                               MARKET VALUE INDEX
                                    [GRAPH]


                                                 CUMULATIVE TOTAL RETURN
                                    --------------------------------------------------
                                    12/93    12/94    12/95    12/96    12/97    12/98

INTELLIGENT SYSTEMS CORPORATION      100      110      110      155      252       87
AMEX MARKET VALUE                    100       91      115      122      148      151
S&P TECHNOLOGY SECTOR                100      117      168      238      300      519






- $100 INVESTED ON 12/31/93 IN STOCK OR INDEX.
  INCLUDING REINVESTMENT OF DIVIDENDS
  FISCAL YEAR ENDING DECEMBER 31.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require our executive officers and directors and persons who own more than ten percent of our common stock, as well as certain affiliates of these persons, to file initial reports of ownership of our common stock and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. The Securities and Exchange Commission also requires executive officers, directors and persons owning more than ten percent of our common stock to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 1998, our executive officers, directors, and owners of more than ten percent of our common stock complied with all applicable filing requirements in a timely manner.


                         INDEPENDENT PUBLIC ACCOUNTANTS

      Arthur Andersen LLP, Atlanta, Georgia, acted as our principal independent public accountants for the fiscal year ended December 31, 1998. We expect that representatives of Arthur Andersen LLP will be present at the shareholders' meeting. They will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


               SHAREHOLDERS' PROPOSALS FOR ANNUAL MEETING IN 2000

      Shareholders intending to present proposals at the Annual Meeting of Shareholders in 2000 should submit these proposals to the Secretary of the company by certified mail, return receipt requested, at our offices in Norcross, Georgia on or before December 18, 1999 to be eligible for inclusion in the proxy statement and form of proxy for the Annual Meeting of Shareholders in 2000. Our bylaws contain advance notice provision that states that, among other things, in order for business to be brought properly before an annual meeting of shareholders by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary of the company. To be timely a shareholder's notice must be delivered or mailed to and received at our principal offices by December 18, 1999.


                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

      The Board of Directors is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

                                           By order of the Board of Directors

                                           /s/ BONNIE L. HERRON

                                           BONNIE L. HERRON
                                           Secretary

Norcross, Georgia
April 30, 1999

                        INTELLIGENT SYSTEMS CORPORATION

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


     The undersigned, a shareholder of common stock, $.01 par value (the "Common Stock") of Intelligent Systems Corporation, a Georgia corporation (the "Company") hereby appoints J. Leland Strange and Bonnie L. Herron, and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of the Company to be held on June 11, 1999 at 4:00 p.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as of the record date, April 9, 1999 as directed on the reverse, and in their discretion, upon such other matters as may come before the meeting.

                                                              SEE REVERSE
                                                                 SIDE

                         (TO BE SIGNED ON REVERSE SIDE)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                        INTELLIGENT SYSTEMS CORPORATION

                                 June 11, 1999


                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A  [X]  Please mark your
        votes as in this
        example.
                          FOR            WITHHELD
1. Election of            [ ]              [ ]         Nominees: Donald A. McMahon       THIS PROXY WILL BE VOTED AS DIRECTED. IF NO
   Directors.                                                    Parker H. Petit         INSTRUCTIONS ARE SPECIFIED, THE PROXY WILL
                                                                                         BE VOTED "FOR" PROPOSAL 1.
The following person is being nominated to the
Company's Board of Directors:

----------------------------------------------




SIGNATURE(S)                                        DATE               SIGNATURE(S)                                 DATE
            --------------------------------------       -------------             -------------------------------       -----------

NOTE: Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, the full corporate name should be signed by a duly authorized officer.